As Filed with the Securities and Exchange Commission on January 27, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2017

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Monsanto Company’s 2017 Annual Meeting on January 27, 2017, of the 438,484,396 shares outstanding and entitled to vote, 359,213,533 shares were represented, constituting a 81.92% quorum. Each matter was determined by a majority of votes cast, except Item No. 4, for which the frequency receiving the greatest number of votes is considered the frequency recommended by shareowners.

The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	ELECTION OF DIRECTORS

All of the board’s nominees for director were elected to serve until the Company’s 2018 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

	Votes Cast For		Votes Cast Against
Nominee	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Dwight M. "Mitch" Barns	323,913,359	99.61%	1,276,104	0.39%	548,701	33,475,369
Gregory H. Boyce	323,855,322	99.58%	1,351,751	0.42%	531,091	33,475,369
David L. Chicoine, Ph.D	323,947,593	99.60%	1,295,310	0.40%	495,261	33,475,369
Janice L. Fields	319,416,881	98.21%	5,834,299	1.79%	486,984	33,475,369
Hugh Grant	314,590,639	97.37%	8,485,479	2.63%	2,662,046	33,475,369
Arthur H. Harper	323,334,008	99.43%	1,866,377	0.57%	537,779	33,475,369
Laura K. Ipsen	324,168,701	99.67%	1,079,547	0.33%	489,916	33,475,369
Marcos M. Lutz	315,147,903	96.90%	10,068,013	3.10%	522,248	33,475,369
C. Steven McMillan	313,675,094	96.83%	10,278,536	3.17%	1,784,534	33,475,369
Jon R. Moeller	319,966,052	98.39%	5,238,564	1.61%	533,548	33,475,369
George H. Poste, Ph.D., D.V.M.	323,096,634	99.40%	1,944,334	0.60%	697,196	33,475,369
Robert J. Stevens	288,644,256	89.10%	35,321,691	10.90%	1,772,217	33,475,369
Patricia Verduin, Ph.D.	324,159,597	99.66%	1,100,889	0.34%	477,678	33,475,369

Item No. 2:	RATIFICATION OF AUDITORS

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2017 was ratified by the shareowners, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
356,136,128	99.32%	2,453,396	0.68%	624,009	—

Item No. 3:	ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The shareowners approved, on an advisory (non-binding) basis, executive compensation, by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
310,162,203	95.49%	14,640,768	4.51%	935,193	33,475,369

Item No. 4:	ADVISORY APPROVAL ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
The shareowners recommended, on an advisory (non-binding) basis, continuing to hold an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

Votes Cast For 1 Year		Votes Cast for 2 Years		Votes Cast for 3 Years
Number	% of Votes Cast	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
299,216,933	92.19%	586,727	0.18%	24,770,790	7.63%	1,163,714	33,475,369

Item No. 5:	APPROVAL OF PERFORMANCE GOALS UNDER, AND AMENDMENT TO, THE LONG-TERM INCENTIVE PLAN

The shareowners approved the performance goals under, and an amendment to, the Long-Term Incentive Plan by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
316,079,004	97.27%	8,857,422	2.73%	801,738	33,475,369

Item No.6:	SHAREOWNER PROPOSAL: LOBBYING REPORT

The shareowners did not approve the shareowner proposal presented at the meeting requesting a lobbying report, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
86,953,896	28.26%	220,750,672	71.74%	18,033,596	33,475,369

Item No. 7:	SHAREOWNER PROPOSAL: GLYPHOSATE REPORT

The shareowners did not approve the shareowner proposal presented at the meeting requesting a glyphosate report, as evidenced by the votes set forth in the table below:

Votes Cast For		Votes Cast Against
Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
16,722,416	5.50%	287,487,482	94.50%	21,528,266	33,475,369

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 2017

MONSANTO COMPANY

By: /s/ Jennifer L. Woods
Name: Jennifer L. Woods
Title: Assistant Secretary

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